                                                                    EXHIBIT 10.6


                           SECOND AMENDED AND RESTATED
                       FIRST REFUSAL AND CO-SALE AGREEMENT


       THIS SECOND AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT is made as of December 22, 1999, by and among Webridge, Inc., a Delaware corporation (the "Company"), the founders listed on Exhibit A (each a "Founder" and collectively the "Founders"), and the investors in the Company's Preferred Stock listed on Exhibit A (the "Investors");

       WHEREAS, the Company and certain Investors are parties to the Series A Preferred Stock Purchase Agreement dated as of August 25, 1997 (the "Series A Agreement"); pursuant to which the Investors have purchased shares of the Company's Series A Preferred Stock;

       WHEREAS, the Company and certain Investors are parties to the Series B Preferred Stock Purchase Agreement dated as of December 24, 1998 (the "Series B Agreement"); pursuant to which the Investors have purchased shares of the Company's Series B Preferred Stock;

       WHEREAS, the Company and certain Investors are parties to the Series C Preferred Stock Purchase Agreement of even date herewith (the "Series C Agreement"), pursuant to which those Investors are purchasing shares of the Company's Series C Preferred Stock (the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock are referred to collectively herein as the "Preferred Stock");

        WHEREAS, the Company and certain Investors and the Founders are parties to a First Refusal and Co-Sale Agreement dated as of August 25, 1997 that was amended by the Amended and Restated First Refusal and Co-Sale Agreement dated December 24, 1998 (the "Prior Agreement"), and wish to amend and restate the Prior Agreement in its entirety;

       WHEREAS, the Founders are the beneficial owners of the number of shares of Common Stock and Preferred Stock of the Company set forth opposite their names on Exhibit A (the "Stock," which term shall also include any additional shares of Common Stock and/or Preferred Stock of the Company, or securities convertible into or exchangeable for such shares, now owned or hereafter acquired by the Founders); and

       WHEREAS, the Founders wish to provide a further inducement to the Investors to purchase shares of the Company's Series C Preferred Stock pursuant to the terms of the Series C Agreement;

        NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

                                    ARTICLE I

                             RIGHT OF FIRST REFUSAL

       1.1 Grant. The Company and the Investors are hereby each granted a right of first refusal with respect to any proposed disposition of Stock by the Founders (or any permitted transferee of the Stock under paragraph 3.1 hereof, hereafter collectively included in all references to "Founders"), in the following order of priority: The Company shall have the first right to purchase any Stock proposed to be transferred to a third party by the Founders. In the event the Company elects not to exercise its first refusal rights with respect to all or any portion of such proposed transfer, the Company agrees to waive such rights with respect to such portion in favor of the Investors' first refusal and co-sale rights under this Agreement.

       1.2 Notice of Intended Disposition. In the event a Founder desires to accept a bona fide third-party offer for the transfer of any or all of the Stock (such Founder to be hereafter called the "Selling Founder" and the shares subject to such offer to be hereafter called the "Target Shares"), the Selling Founder shall promptly deliver to the Company and the Investors written notice of the intended disposition ("Disposition Notice") and the basic terms and conditions thereof, including the identity of the proposed purchaser.

       1.3 Exercise of Right by Company. The Company shall, for a period of fifteen (15) days following receipt of the Disposition Notice, have the right to repurchase all or any portion of the Target Shares upon the same terms and conditions specified in the Disposition Notice, subject to the following conditions. Such right shall be exercisable by written notice (the "Exercise Notice") delivered to the Selling Founder and the Investors prior to the expiration of the fifteen (15) day exercise period. If such right is exercised with respect to all the Target Shares specified in the Disposition Notice, then the Company shall effect the repurchase of such Target Shares, including payment of the purchase price, not more than five (5) business days after the delivery of the Exercise Notice. At such time, the Selling Founder shall deliver to the Company the certificates representing the Target Shares to be repurchased, each certificate to be properly endorsed for transfer. Alternatively, if such right is exercised with respect to only a portion of the Target Shares specified in the Disposition Notice, the Company shall notify the Investors of its intent to repurchase only a portion of the Target Shares within the fifteen (15) day exercise period above defined. The Company's repurchase of such Target Shares shall be consummated at the time of the Investors' exercise of its repurchase rights in accordance with paragraph 1.5 herein. In the event the Investors do not elect to repurchase any of the remaining Target Shares, the Company's repurchase of that portion of the Target Shares that the Company desires to repurchase shall be consummated not more than five (5) business days after date of expiration of the Investors' first refusal right.

       Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Company shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Selling Founder and the Company cannot agree on such cash value within ten (10) days after the Company's receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by the Selling Founder and the Company or, if they cannot agree on an appraiser within twenty (20) days after the Company's receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by the Selling Founder and the Company.

The closing shall then be held on the later of (i) the fifth business day following the delivery of the Exercise Notice, or (ii) the fifth business day after such cash valuation shall have been made.

       1.4 Non-Exercise of Right. In the event the Exercise Notice is not given by the Company to the Selling Founder and the Investors within fifteen (15) days following the date of the Company's receipt of the Disposition Notice, the Company shall be deemed to have waived its right of first refusal.

       1.5 Exercise of Right by the Investors. Subject to the rights of the Company, the Investors shall, for a period of the shorter of (i) thirty (30) days from receipt of the Disposition Notice or (ii) fifteen (15) days from receipt of written notice of the Company's election either to waive its right of first refusal or to repurchase only a portion of the Target Shares have the right to purchase all, or any portion of the remaining balance after the Company's repurchase, of the Target Shares, upon the terms and conditions specified in the Disposition Notice. The Investors shall exercise this right of first refusal in the same manner and subject to the same rights and conditions as the Company, as more specifically set forth in paragraph 1.3 above. To the extent that the Target Shares need to be allocated among the Investors, they shall be allocated based on the holdings of Common Stock (assuming the conversion of all outstanding shares of Preferred Stock) of each Investor that desires to exercise the right of first refusal.

       1.6 Non-Exercise of Right. Subject to the Investors' co-sale rights described in Article II below, in the event the Exercise Notice with respect to any portion of the Target Shares is not given to the Selling Founder within sixty (60) days following the date of the Company's and the Investors' receipt of the Disposition Notice, the Selling Founder shall have a period of thirty
(30) days thereafter in which to sell the portion of the Target Shares that neither the Company nor the Investors have elected to purchase upon terms and conditions (including the purchase price) no more favorable to the third-party transferee than those specified in the Disposition Notice. The third-party transferee shall acquire the Target Shares free and clear of subsequent rights of first refusal under this section. In the event the Selling Founder does not notify the Investors or consummate the sale or disposition of the Target Shares within the sixty (60) day period, the Company's and the Investors' first refusal rights shall continue to be applicable to any subsequent disposition of the Target Shares by the Selling Founder until such right lapses in accordance with paragraph 6.1 herein.

                                   ARTICLE II

                      CO-SALE RIGHTS IN SALES BY A FOUNDER

       2.1 Notice of Offer. The provisions of paragraph 1.2 requiring the Selling Founder to give notice of any intended transfer of the Stock are incorporated in this Article.

       2.2 Grant of Co-Sale Rights. If the Selling Founder proposes to enter into a transaction regarding the sale of Common Stock, the Investors shall have the right, exercisable upon written notice to the Selling Founder within thirty
(30) days after receipt of the Selling Founder's Disposition Notice, to participate in such sale of the Target Stock on the same terms and conditions as those set forth in the Disposition Notice. To the extent the Investors exercise such right of participation, the number of shares of Target Stock that the Selling Founder may sell in the transaction shall be correspondingly reduced. The right of participation of the Investors shall be subject to the terms and conditions set forth in this Section.

               (a) Each Investor shall be deemed to own the number of shares of Common Stock that such Investor actually holds plus the number of shares of Common Stock that are issuable upon conversion of any shares of Preferred Stock then held by such Investor.

               (b) Each Investor may sell all or any part of a number of shares of Common Stock of the Company equal to the product obtained by multiplying (i) the aggregate number of shares of Common Stock covered by the purchase offer by
(ii) a fraction, the numerator of which is the number of shares of Common Stock of the Company at the time owned by such Investor and the denominator of which is the combined number of shares of Common Stock of the Company at the time owned by the Selling Founder and all of the Investors.

               (c) Each Investor may effect its participation in the sale by delivering to the Selling Founder for transfer to the purchase offeror one or more certificates, properly endorsed for transfer, which represent:

                  (i) the number of shares of Common Stock that it elects to sell pursuant to this paragraph 2.2; or

                  (ii) that number of shares of Preferred Stock that is at such time convertible into the number of shares of Common Stock that it has elected to sell pursuant to this paragraph 2.2; provided, however, that if the purchase offeror objects to the delivery of Preferred Stock in lieu of Common Stock, such Investor may convert and deliver Common Stock as provided in subparagraph (i) above.

        2.3 Payment of Proceeds. The stock certificates that the Investors deliver to the Selling Founder pursuant to paragraph 2.2 shall be transferred by the Selling Founder to the purchase offeror in consummation of the sale of the Common Stock pursuant to the terms and conditions specified in the paragraph 2.1 notice to the Investors, and the Selling Founder shall promptly thereafter remit to the Investors that portion of the sale proceeds to which the Investors are entitled by reason of their participation in such sale.

        2.4 Non-exercise. The exercise or non-exercise of the rights of the Investors hereunder to participate in one or more sales of Common Stock made by the Selling Founder shall not adversely affect their rights to participate in subsequent Common Stock sales by the Selling Founder.

                                   ARTICLE III

                                EXEMPT TRANSFERS

       3.1 Permitted Transactions. Notwithstanding the foregoing, the first refusal rights of the Company and the Investors and the co-sale right of the Investors shall not apply to any transfer to the ancestors, descendants, siblings or spouse of the Selling Founder or to trusts for the benefit of such persons; provided that the transferee shall furnish the Investors and the Company with a written agreement to be bound by and comply with all provisions of this Agreement. Such transferred Stock shall remain "Stock" hereunder, and such transferee shall be treated as a "Founder" for the purposes of this Agreement.

       3.2 Company Repurchase or Public Offering. The provisions of this Agreement shall not apply to the sale of any Stock (i) to the public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act") or (ii) to the Company.

                                   ARTICLE IV

                              PROHIBITED TRANSFERS

       4.1 Grant. In the event the Selling Founder should sell any Stock of the Company in contravention of the participation rights of the Investors under this Agreement (a "Prohibited Transfer"), then, in addition to all other rights the Investors may have in law or equity or by contract, the Investors shall have the put option provided in paragraph 4.2.

        4.2 Put Option. In the event of a Prohibited Transfer, the Investors shall have the option to sell to the Selling Founder a number of shares of Common Stock of the Company (either directly or through delivery of Preferred Stock) equal to the number of shares that the Investors would have been entitled to sell had such Prohibited Transfer been effected in accordance with Article II hereof, on the following terms and conditions:

               (a) The price per share at which the shares are to be sold to the Selling Founder shall be equal to the price per share paid to the Selling Founder by the third party purchaser or purchasers of the Selling Founder's Stock.

               (b) The Investors shall deliver to the Selling Founder, within 30 days after they have received notice from the Selling Founder or otherwise become aware of the Prohibited Transfer, the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.

               (c) The Selling Founder shall, upon receipt of the certificates for the repurchased shares, pay the aggregate section 4.2 purchase price therefor, by certified check or bank draft made payable to the order of the Investors, and shall reimburse the Investors for any additional expenses, including legal fees and expenses, incurred in effecting such purchase and resale.

                                    ARTICLE V

                               LEGEND REQUIREMENTS

       5.1 Legend. Each certificate representing the Stock owned by the Founders shall be endorsed with the following legend:

               "THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN FIRST REFUSAL AND CO-SALE AGREEMENT BY AND AMONG THE COMPANY, THE FOUNDERS OF THE COMPANY AND THE INVESTORS IN THE PREFERRED STOCK OF THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY."

        5.2 Removal. The Section 5.1 legend shall be removed upon termination of this Agreement in accordance with the provisions of section 6.1.

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

       6.1 Termination. The rights of the Company and the Investors under this Agreement and the correlative obligations of the Founders with respect to the Company and the Investors shall terminate at such time as the Investors shall no longer be the owners of any shares of capital stock of the Company. Unless sooner terminated in accordance with the preceding sentence, this Agreement shall terminate immediately prior to the closing of a bona fide firm commitment underwritten public offering of the Company's Common Stock registered under the Securities Act of 1933 on Form SB-2 or Form S-1 (or any successor form designated by the Securities and Exchange Commission), the public offering price of which was not less than $7.60 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalizations), and resulted in $30,000,000 in gross proceeds to the Company (before deducting underwriters' discounts, commissions and expenses).

       6.2 Notice. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon delivery by confirmed facsimile transmission or nationally recognized overnight courier service or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

        6.3 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed and interpreted in such manner as to be effective and valid under applicable law.

        6.4 Waiver or Modification. Any amendment or modification of this Agreement shall be effective only if evidenced by a written instrument executed by (i) Founders holding a majority of the Common Stock of the Company then held by all of the Founders, (ii) the Company and (iii) Investors holding sixty percent (60%) of the Common Stock issuable or issued upon conversion of the Preferred Stock of the Company then held by all Investors.

       6.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware as applied in contracts among Delaware residents entered into and performed entirely within Delaware .

       6.6 Attorneys' Fees. In the event of any dispute involving the terms hereof, the prevailing parties shall be entitled to collect legal fees and expenses from the other party to the dispute.

       6.7 Further Assurances. Each party agrees to act in accordance herewith and not to take any action that is designed to avoid the intention hereof.

       6.8 Successors and Assigns. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives.

        6.9 Aggregation of Stock. For the purposes of determining the availability of any rights under this Agreement, the holdings of transferees and assignees of an individual or a partnership who are spouses, ancestors, lineal descendants or siblings of such individual or partners or retired partners of such partnership or partnerships affiliated with such transferring or assigning partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Common Stock by gift, will or intestate succession) shall be aggregated together with the individual or partnership, as the case may be, for the purpose of exercising any rights or taking any action under this Agreement.

        6.10 Conflict with Other Rights of First Refusal. Each of the Founders has entered into a Stock Transfer Restriction Agreement with the Company, which agreement contains a right of first refusal provision in favor of the Company. For so long as this Agreement remains in existence, the right of first refusal provisions contained in this Agreement shall supersede the right of first refusal provisions contained in any other agreements. If, however, this Agreement shall terminate, the right of first refusal provisions contained in the other agreements shall be in full force and effect.

        6.11 Prior Agreement Superseded. This Agreement is the entire understanding of the parties about its subject matter. This Agreement supersedes all prior or contemporaneous agreements, including without limitation the Prior Agreement, regarding the subject matter of this Agreement, and all such prior or contemporaneous agreements are terminated and of no further force or effect.

       IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                       THE COMPANY:

                                       WEBRIDGE, INC.



                                       By:
                                          --------------------------------------
                                                   Gary N. Fielland
                                                   Chief Executive Officer

                        Address:       225 SW Broadway, Suite 400
                                       Portland, OR  97205



                        SIGNATURE PAGE TO WEBRIDGE, INC.
         SECOND AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

                                INVESTORS:

                                MERITECH CAPITAL PARTNERS L.P.

                                By:    Meritech Capital Associates L.L.C.
                                       its General Partner

                                By:    Meritech Management Associates L.L.C.
                                       a managing member

                                By:
                                   ---------------------------------------------
                                       Michael B. Gordon, a managing member



                                MERITECH CAPITAL AFFILIATES L.P.

                                By:    Meritech Capital Associates L.L.C.
                                       its General Partner

                                By:    Meritech Management Associates L.L.C.
                                       a managing member

                                By:
                                   ---------------------------------------------
                                       Michael B. Gordon, a managing member

                 Address:       90 Middlefield Road, Suite 201
                                Menlo Park, CA  94025





                        SIGNATURE PAGE TO WEBRIDGE, INC.
         SECOND AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

                                 INTEL CORPORATION


                                 By:
                                    --------------------------------------------
                                        (signature)
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------

                  Address:       2200 Mission College Blvd.
                                 Santa Clara, California 95052



                        SIGNATURE PAGE TO WEBRIDGE, INC.
         SECOND AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

                                 MANCHESTER BRIDGE PRINCIPAL L.P.

                                 By:    Manchester Principal LLC, its General
                                        Partner


                                 By:
                                    --------------------------------------------
                                        (signature)
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------

                  Address:       411 Theodore Fremd Avenue
                                 Rye, NY  10580

                        SIGNATURE PAGE TO WEBRIDGE, INC.
         SECOND AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

                                 SEVIN ROSEN FUND V L.P.

                                 By:    SRB Associates V L.P.
                                        Its General Partner


                                 By:
                                    --------------------------------------------
                                        (signature)
                                 Name:
                                      ------------------------------------------
                                 Title: General Partner


                                 SEVIN ROSEN V AFFILIATES FUND L.P.

                                 By:    SRB Associates V L.P.
                                        Its General Partner


                                 By:
                                    --------------------------------------------
                                        (signature)
                                 Name:
                                      ------------------------------------------
                                 Title: General Partner

                                 SEVIN ROSEN BAYLESS MANAGEMENT COMPANY


                                 By:
                                    --------------------------------------------
                                        (signature)
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


                  Address:       c/o The Sevin Rosen Funds
                                 13455 Noel Road, Suite 1670
                                 Dallas, Texas  75240



                        SIGNATURE PAGE TO WEBRIDGE, INC.
         SECOND AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

                                 OLYMPIC VENTURE PARTNERS IV, L.P.
                                 By:    OVMC IV, L.L.C., General Partner


                                 By:
                                    --------------------------------------------
                                        (signature)
                                 Name:
                                      ------------------------------------------
                                            Title: Member

                  Address:       2420 Carillon Point
                                 Kirkland, Washington  98033


                                 OVP IV ENTREPRENEURS FUND, L.P.
                                 By:    OVMC IV, L.L.C., General Partner


                                 By:
                                    --------------------------------------------
                                        (signature)
                                 Name:
                                      ------------------------------------------
                                            Title: Member

                  Address:       2420 Carillon Point
                                 Kirkland, Washington  98033




                        SIGNATURE PAGE TO WEBRIDGE, INC.
         SECOND AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

                            WORLDVIEW TECHNOLOGY PARTNERS I, L.P.
                            By: Worldview Capital I, L.P., its General Partner
                            By: Worldview Equity I, L.L.C., its General
                            Partner


                            By:
                               -------------------------------------------------
                                 Mike Orsak, General Partner

                            WORLDVIEW TECHNOLOGY INTERNATIONAL I, L.P.
                            By: Worldview Capital I, L.P., its General Partner
                            By: Worldview Equity I, L.L.C., its General
                            Partner


                            By:
                               -------------------------------------------------
                                 Mike Orsak, General Partner

                            WORLDVIEW STRATEGIC PARTNERS I, L.P.
                            By: Worldview Capital I, L.P., its General Partner
                            By: Worldview Equity I, L.L.C., its General
                            Partner


                            By:
                               -------------------------------------------------
                                 Mike Orsak, General Partner

                  Address:       435 Tasso Street, Suite 120
                                 Palo Alto, CA  94301



                        SIGNATURE PAGE TO WEBRIDGE, INC.
         SECOND AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

                                 KAUFMAN FAMILY LLC


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------

                  Address:       660 Madison Avenue, 15th Floor
                                 New York, NY  10021




                        SIGNATURE PAGE TO WEBRIDGE, INC.
         SECOND AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

                                 INDIVIDUAL INVESTOR:



                                 --------------------------------------------
                                 Gary N. Fielland

                  Address:       11255 NW Ridge Road
                                 Portland, Oregon  97229




                        SIGNATURE PAGE TO WEBRIDGE, INC.
         SECOND AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

                                            INDIVIDUAL INVESTOR:



                                            ------------------------------------
                                            C. Scott Gibson

                             Address:       1900 Twin Points Road
                                            Lake Oswego, Oregon  97034








                        SIGNATURE PAGE TO WEBRIDGE, INC.
         SECOND AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

                                            INDIVIDUAL INVESTOR:



                                            ------------------------------------
                                            Lary L. Evans

                             Address:       508 Newhall CV
                                            Austin, Texas  78746











                        SIGNATURE PAGE TO WEBRIDGE, INC.
         SECOND AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

                             INDIVIDUAL INVESTOR:



                             ---------------------------------------------------
                             William W. Lattin, as Trustee for The William and June Lattin Revocable Living Trust

                 Address:    The William and June Lattin Revocable
                             Living Trust
                             10911 NW Quarry Road
                             Portland, Oregon  97231








                        SIGNATURE PAGE TO WEBRIDGE, INC.
         SECOND AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

                                            INDIVIDUAL INVESTOR:



                                            ------------------------------------
                                            Gregory Darmohray


                             Address:       8350 NW Ash
                                            Portland, OR  97229






                        SIGNATURE PAGE TO WEBRIDGE, INC.
         SECOND AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

                                            INDIVIDUAL INVESTOR:



                                            ------------------------------------
                                            Marcia Hooper


                             Address:       4 Claybrook Road
                                            Dover, MA  02030




                        SIGNATURE PAGE TO WEBRIDGE, INC.
         SECOND AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

                                            FOUNDER:



                                            ------------------------------------
                                            Gary N. Fielland

                             Address:       c/o Webridge, Inc.
                                            225 SW Broadway, Suite 400
                                            Portland, OR  97205





                        SIGNATURE PAGE TO WEBRIDGE, INC.
         SECOND AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

                                            FOUNDER:



                                            ------------------------------------
                                            Mark S. Anastas

                             Address:       c/o Webridge, Inc.
                                            225 SW Broadway, Suite 400
                                            Portland, OR  97205




                        SIGNATURE PAGE TO WEBRIDGE, INC.
         SECOND AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

                                            FOUNDER:



                                            ------------------------------------
                                            Gary M. Raetz

                             Address:       c/o Webridge, Inc.
                                            225 SW Broadway, Suite 400
                                            Portland, OR  97205





                        SIGNATURE PAGE TO WEBRIDGE, INC.
         SECOND AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

                                            FOUNDER:



                                            ------------------------------------
                                            Jon F. Jackson

                             Address:       c/o Webridge, Inc.
                                            225 SW Broadway, Suite 400
                                            Portland, OR  97205





                        SIGNATURE PAGE TO WEBRIDGE, INC.
         SECOND AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

                                            FOUNDER:



                                            ------------------------------------
                                            Arun Garg

                             Address:       c/o Webridge, Inc.
                                            225 SW Broadway, Suite 400
                                            Portland, OR  97205










                        SIGNATURE PAGE TO WEBRIDGE, INC.
         SECOND AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

                                            FOUNDER:



                                            ------------------------------------
                                            Jeffrey J. Berkowitz

                             Address:       c/o Webridge, Inc.
                                            225 SW Broadway, Suite 400
                                            Portland, OR  97205





                        SIGNATURE PAGE TO WEBRIDGE, INC.
         SECOND AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

                                            FOUNDER:



                                            ------------------------------------
                                            Gary A. Whitney

                             Address:       c/o Webridge, Inc.
                                            225 SW Broadway, Suite 400
                                            Portland, OR  97205





                        SIGNATURE PAGE TO WEBRIDGE, INC.
         SECOND AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

                                           FOUNDER:



                                            ------------------------------------
                                            Joseph A. Hull

                             Address:       c/o Webridge, Inc.
                                            225 SW Broadway, Suite 400
                                            Portland, OR  97205









                        SIGNATURE PAGE TO WEBRIDGE, INC.
         SECOND AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

                                            FOUNDER:



                                            ------------------------------------
                                            Steven "Shap" Shapiro

                             Address:       c/o Webridge, Inc.
                                            225 SW Broadway, Suite 400
                                            Portland, OR  97205












                        SIGNATURE PAGE TO WEBRIDGE, INC.
         SECOND AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

                                            FOUNDER:



                                            ------------------------------------
                                            Peter J. Bray

                             Address:       c/o Webridge, Inc.
                                            225 SW Broadway, Suite 400
                                            Portland, OR  97205











                        SIGNATURE PAGE TO WEBRIDGE, INC.
         SECOND AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

                                            FOUNDER:



                                            ------------------------------------
                                            Laura M. Freeman

                             Address:       c/o Webridge, Inc.
                                            225 SW Broadway, Suite 400
                                            Portland, OR  97205















                        SIGNATURE PAGE TO WEBRIDGE, INC.
         SECOND AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

                                            FOUNDER:



                                            ------------------------------------
                                            Satish M. Doshi

                             Address:       c/o Webridge, Inc.
                                            225 SW Broadway, Suite 400
                                            Portland, OR  97205















                        SIGNATURE PAGE TO WEBRIDGE, INC.
         SECOND AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

                                            FOUNDER:



                                            ------------------------------------
                                            Steve P. Paquin

                             Address:       c/o Webridge, Inc.
                                            225 SW Broadway, Suite 400
                                            Portland, OR  97205










                        SIGNATURE PAGE TO WEBRIDGE, INC.
         SECOND AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

                                            FOUNDER:



                                            ------------------------------------
                                            Phillip E. Hochstetler

                             Address:       c/o Webridge, Inc.
                                            225 SW Broadway, Suite 400
                                            Portland, OR  97205











                        SIGNATURE PAGE TO WEBRIDGE, INC.
         SECOND AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

                                            FOUNDER:



                                            ------------------------------------
                                            Robert D. Beck

                             Address:       c/o Webridge, Inc.
                                            225 SW Broadway, Suite 400
                                            Portland, OR  97205








                        SIGNATURE PAGE TO WEBRIDGE, INC.
         SECOND AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

                                            FOUNDER:



                                            ------------------------------------
                                            Sylvia Giroux

                             Address:       6123 SW Frances
                                            Hillsboro, OR  97124









                        SIGNATURE PAGE TO WEBRIDGE, INC.
         SECOND AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

                                    EXHIBIT A

Names and Addresses of the Investors

MERITECH CAPITAL PARTNERS L.P.
MERITECH CAPITAL AFFILIATES L.P.
90 Middlefield Road, Suite 201
Menlo Park, CA  94025

INTEL CORPORATION
2200 Mission College Blvd.
Santa Clara, California 95052

MANCHESTER BRIDGE PRINCIPAL LP
411 Theodore Fremd Avenue
Rye, New York 10580

SEVIN ROSEN FUND V L.P.
SEVIN ROSEN V AFFILIATES FUND L.P.
SEVIN ROSEN BAYLESS MANAGEMENT COMPANY
13455 Noel Road, Suite 1670
Dallas, Texas 75240

OLYMPIC VENTURE PARTNERS IV, L.P.
OVP IV ENTREPRENEURS FUND, L.P.
2420 Carillon Point
Kirkland, Washington 98033

GARY N. FIELLAND
11255 NW Ridge Road
Portland, Oregon 97229

C. SCOTT GIBSON
1900 Twin Points Road
Lake Oswego, Oregon 97034

WILLIAM W. LATTIN
The William and June Lattin Revocable Living Trust
10911 NW Quarry Road
Portland, Oregon  97231

LARY EVANS
508 Newhall CV
Austin, Texas 78746

WORLDVIEW TECHNOLOGY PARTNERS I, L.P.
WORLDVIEW TECHNOLOGY INTERNATIONAL I, L.P.
WORLDVIEW STRATEGIC PARTNERS I, L.P.
435 Tasso Street
Suite 120
Palo Alto, CA  94301

KAUFMAN FAMILY LLC
660 Madison Avenue, 15th Floor
New York, NY  10021

GREGORY DARMOHRAY
8350 NW Ash
Portland, OR  97229

MARCIA HOOPER
4 Claybrook Road
Dover, MA  02030




                                                 Shares of                   Shares of
                                               Common Stock               Preferred Stock
Name and Address of the Founder             Held by the Founder         Held by the Founder
-------------------------------             -------------------         -------------------
MARK S. ANASTAS                                  1,099,432                       0
c/o Webridge, Inc.
225 SW Broadway, Suite 400
Portland, OR  97205

ROBERT D. BECK                                    803,647                        0
c/o Webridge, Inc.
225 SW Broadway, Suite 400
Portland, OR  97205

JEFFREY J. BERKOWITZ                              263,042                        0
c/o Webridge, Inc.
225 SW Broadway, Suite 400
Portland, OR  97205

PETER J. BRAY                                     529,917                        0
c/o Webridge, Inc.
225 SW Broadway, Suite 400
Portland, OR  97205

SATISH M. DOSHI                                   505,114                        0
c/o Webridge, Inc.
225 SW Broadway, Suite 400
Portland, OR  97205

GARY N. FIELLAND                                 1,099,432           127,295 Series A Preferred
c/o Webridge, Inc.                                                        63,220 Series C
225 SW Broadway, Suite 400                                                   Preferred
Portland, OR  97205

LAURA M. FREEMAN                                  506,156                        0
c/o Webridge, Inc.
225 SW Broadway, Suite 400
Portland, OR  97205

ARUN GARG                                        1,099,432                       0
c/o Webridge, Inc.
225 SW Broadway, Suite 400
Portland, OR  97205

PHILLIP E. HOCHSTETLER                            550,114                        0
c/o Webridge, Inc.
225 SW Broadway, Suite 400
Portland, OR  97205

JOSEPH A. HULL                                    561,079                        0
c/o Webridge, Inc.
225 SW Broadway, Suite 400



                                                 Shares of                   Shares of
                                               Common Stock               Preferred Stock
Name and Address of the Founder             Held by the Founder         Held by the Founder
-------------------------------             -------------------         -------------------
Portland, OR  97205

JON F. JACKSON                                   1,074,575                       0
c/o Webridge, Inc.
225 SW Broadway, Suite 400
Portland, OR  97205

STEVE P. PAQUIN                                  1,000,000                       0
c/o Webridge, Inc.
225 SW Broadway, Suite 400
Portland, OR  97205

GARY M. RAETZ                                     557,866                        0
c/o Webridge, Inc.
225 SW Broadway, Suite 400
Portland, OR  97205

STEVEN "SHAP" SHAPIRO                             532,466                        0
c/o Webridge, Inc.
225 SW Broadway, Suite 400
Portland, OR  97205

GARY A. WHITNEY                                   554,975                        0
c/o Webridge, Inc.
225 SW Broadway, Suite 400
Portland, OR  97205

SYLVIA GIROUX                                     263,042                        0
6123 SW Frances
Hillsboro, OR  97124

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